Selling, General and Administrative Expenses	12 Months Ended
Dec. 31, 2022
Disclosure Of Selling General And Administrative Expenses Abstract
Selling, General and Administrative Expenses
Note 22 – Selling, General and Administrative Expenses

	For the Year Ended December 31,
	2022	2021	2020
	$ Thousands
Payroll and related expenses (1)	46,660	41,930	11,360
Depreciation and amortization	3,259	2,623	1,023
Professional fees	15,798	16,069	8,386
Business development expenses	15,186	1,566	1,998
Expenses in respect of acquisition of CPV Group	-	752	12,227
Office maintenance	4,581	3,022	936
Other expenses	14,452	9,765	14,027
	99,936	75,727	49,957

(1) A portion of this relates to profit sharing for CPV Group employees

The fair value of the CPV Group’s Profit-Sharing Plan is recognized as an expense, against a corresponding increase in liability, over the period in which the unconditional right to payment is achieved. The liability is remeasured at each reporting date until the settlement date. Any change in the fair value of the liability is recognized in the consolidated statements of profit and loss. In 2022, the CPV Group recorded expenses in the amount of approximately NIS 46 million (approximately $13 million) [2021: NIS 50 million (approximately $15 million)].